UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2015

Montpelier Re Holdings Ltd.(*)

(Exact name of registrant as specified in its charter)

Bermuda	001-31468	98-0428969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Montpelier House

94 Pitts Bay Road

Pembroke HM 08

Bermuda

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (441) 296-5550

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(*)	As more specifically described in this Current Report on Form 8-K, including the Introductory Note, immediately following the completion of the Mergers (as defined below), Endurance Specialty Holdings Ltd. became the successor-in-interest to Montpelier Re Holdings Ltd.

Introductory Note

On July 31, 2015, Endurance Specialty Holdings Ltd., a Bermuda exempted company (“Endurance”), completed its acquisition of Montpelier Re Holdings Ltd., a Bermuda exempted company (the “Company”), pursuant to that certain Agreement and Plan of Merger (the “First Merger Agreement”), dated as of March 31, 2015, by and among Endurance, the Company and Millhill Holdings Ltd., a Bermuda exempted company and a direct, wholly-owned subsidiary of Endurance (“Merger Sub”). Pursuant to the terms of the First Merger Agreement, the acquisition was completed by means of a merger of the Company with and into Merger Sub (the “First Merger”) with Merger Sub continuing as the surviving Company (the “First Surviving Company”). Immediately following the First Merger, the First Surviving Company merged with and into Endurance (the “Second Merger” and, together with the First Merger, the “Mergers”) pursuant to a merger agreement, dated as of July 31, 2015 (the “Second Merger Agreement”), by and between Endurance and Merger Sub. Upon completion of the First Merger, each share of common stock, 1/6 cent par value per share, of the Company (the “Company Common Shares”) issued and outstanding immediately prior to the effective time of the First Merger was converted into the right to receive 0.472 of an ordinary share, par value $1.00 per share, of Endurance (the “Endurance Ordinary Shares”) and cash in lieu of any fractional share to which the holder was entitled (the “Merger Consideration”). In addition, pursuant to the terms and conditions of the First Merger Agreement and prior to the effective time of the First Merger, the Company paid a special dividend of $9.89 per Company Common Share to the holders of record of issued and outstanding Company Common Shares as of July 30, 2015, the record date for such special dividend. Immediately following the completion of the Mergers, Endurance became the successor-in-interest of the Company.

The foregoing description of the First Merger Agreement is qualified in its entirety by reference to the full text of the First Merger Agreement, a copy of which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 1, 2015 and is incorporated by reference herein.

Item 1.02	Termination Of A Material Definitive Agreement

As of July 31, 2015, the Letter of Credit Reimbursement and Pledge Agreement, dated as of October 31, 2012 (the “Letter of Credit Agreement”), between Montpelier Reinsurance Ltd., a Bermuda exempted limited liability company, as company, and Barclays Bank plc, as issuer, has been terminated pursuant to the terms of the Letter of Credit Agreement.

Item 3.01	Notice Of Delisting Or Failure To Satisfy A Continued Listing Rule Or Standard; Transfer Of Listing

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On July 31, 2015, Endurance notified the New York Stock Exchange (the “NYSE”) of the effectiveness of the First Merger and requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) a Form 25 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to effect the delisting of the Company Common Shares from the NYSE. Such delisting will result in the termination of the registration of the Company’s Common Shares under Section 12(b) of the Exchange Act. Additionally, Endurance will file a Form 15 with the SEC, requesting the termination of the registration of the Company’s Common Shares under Section 12(g) of the Exchange Act and suspension of reporting obligations of the Company under Sections 13 and 15(d) of the Exchange Act.

On August 3, 2015, Endurance notified the Bermuda Stock Exchange (“BSX”) of the effectiveness of the First Merger and requested that the BSX effect the delisting of the Company Common Shares from the BSX effective as of the date of the First Merger.

Item 3.03	Material Modification To Rights Of Security Holders

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the completion of the First Merger, each Company Common Share issued and outstanding immediately prior to the effective time of the First Merger was converted into the right to receive the Merger Consideration, and the Company’s common shareholders immediately prior to the First Merger ceased to have any rights as shareholders of the Company (other than their right to receive the Merger Consideration). Because the Company’s shareholders will receive Endurance Ordinary Shares as a portion of the Merger Consideration, they will have the rights of a shareholder of Endurance.

Item 5.01	Changes In Control Of Registrant

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

At the effective time of the Second Merger, Endurance became the successor-in-interest to the Company.

Item 5.02	Departure of Certain Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On July 31, 2015, upon completion of the First Merger and in accordance with the terms of the First Merger Agreement, the directors of Merger Sub immediately prior to the effective time of the First Merger, Michael J. McGuire and John V. Del Col, remained as the directors of Merger Sub, as the First Surviving Company. As a result of the First Merger, the members of the Company board of directors immediately prior to the completion of the First Merger, Anthony Taylor, John G. Bruton, Morgan W. Davis, Michael R. Eisenson, Christopher L. Harris, Henry R. Keizer, Nicholas C. Marsh, John F. Shettle Jr., Candace L. Straight, Susan J. Sutherland and Ian M. Winchester, no longer serve as directors of the Company. On July 31, 2015, upon completion of the Second Merger and in accordance with the terms of the Second Merger Agreement, the directors of Endurance immediately prior to the effective time of the Second Merger, John. R. Charman, William H. Bolinder, John T. Baily, Norman Barham, Galen R. Barnes, Philip M. Butterfield, Steven W. Carlsen, Susan S. Fleming, Scott D. Moore, William J. Raver and Robert A. Spass remained as the directors of Endurance, as the surviving company in the Second Merger, and Morgan W. Davis, Nicholas C. Marsh and Ian Michael Winchester, former directors of the Company, joined the board of directors of Endurance immediately following the Second Merger.

On July 31, 2015, upon completion of the Second Merger and in accordance with the terms of the Second Merger Agreement, the officers of Endurance immediately prior to the effective time of the Second Merger, John Charman (Chairman & Chief Executive Officer), Michael J. McGuire (Chief Financial Officer) and Carrie L. Rosorea (Chief Accounting Officer) remained as officers of Endurance, as the surviving company of the Second Merger, and the following officers of the Company were terminated from their positions: Christopher L. Harris (President & Chief Executive Officer), Michael S. Paquette (Executive Vice President and Chief Financial Officer) and Christopher T. Schaper (President, Montpelier Reinsurance Ltd.).

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Upon completion of the First Merger and in accordance with the terms of the First Merger Agreement, the Memorandum of Association and Bye-Laws of Merger Sub became the Memorandum of Association and Bye-Laws of the First Surviving Company. Upon completion of the Second Merger and in accordance with the terms of the Second Merger Agreement, the Memorandum of Association and Amended and Restated Bye-Laws of Endurance became the Memorandum of Association and Amended and Restated Bye-Laws of Endurance, as the surviving company of the Second Merger.

The Memorandum of Association and the Amended and Restated Bye-Laws of Endurance, as the successor-in-interest to the Company, are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

Item 9.01	Financial Statements And Exhibits

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of March 31, 2015, by and among Endurance, the Company and Merger Sub (incorporated by reference to the Current Report on Form 8-K filed on April 1, 2015).

3.1	Memorandum of Association of Endurance (incorporated herein by reference to Exhibit 3.1 to Amendment No. 1 to the Registration Statement on Form S-1 filed on January 28, 2003).

3.2	Amended and Restated Bye-Laws of Endurance, dated May 8, 2013 (incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K filed on May 9, 2013).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 3, 2015

By:	/s/ John V. Del Col
Name: John V. Del Col
Title: General Counsel & Secretary